                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 19, 2007

                             HOMETOWN BANCORP, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in Its Charter)

        United States                    000-52674              02-0783010
        -------------                    ---------              ----------
(State or other jurisdiction of         (Commission            (IRS Employer
incorporation or organization)          File Number)         Identification No.)

                     12 Main Street, Walden, New York 12586
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               (Address of principal executive offices) (Zip Code)

                                 (845) 778-2171
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
              ---------------------------------------------

         On October 19, 2007, Hometown Bancorp, Inc., the holding company for Walden Federal Savings and Loan Association, announced its financial results for the three and nine months ended September 30, 2007. The press release announcing financial results for the three and nine months ended September 30, 2007 is included as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

         Financial Statements of Businesses Acquired:  Not applicable

         (b)   Pro Forma Financial Information: Not applicable

         (c)   Shell Company Transactions: Not applicable

         (d)   Exhibits

               Number         Description
               ------         -----------

               99.1           Press Release Dated October 19, 2007

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: October 25, 2007            By: /s/ Stephen W. Dederick
                                      ------------------------------------------
                                      Stephen W. Dederick
                                      Vice President and Chief Financial Officer